Exhibit 99.1

FOR IMMEDIATE RELEASE

SeaChange Adopts Tax Benefits Preservation Plan to Protect Tax Assets

Shareholders to Vote on Tax Benefits Preservation Plan at 2019 Annual Meeting

ACTON, Mass., March 5, 2019 – Video delivery platform leader SeaChange International, Inc. (“SeaChange” or the “Company”) (NASDAQ: SEAC) today announced that its Board of Directors has adopted a Tax Benefits Preservation Plan (the “plan”) to protect and preserve the usability of certain tax assets primarily associated with net operating loss carryforwards (“NOLs”), which may be used to reduce its potential future tax liabilities. SeaChange intends to submit the plan, which is effective immediately and similar to tax benefit preservation plans adopted by many other public companies with significant tax assets, for shareholder ratification at its 2019 Annual Meeting of Shareholders.

As of January 31, 2019, the Company had U.S. federal NOLs in excess of $115 million.

SeaChange’s use of its NOLs could be substantially limited if the Company experiences an “ownership change” as defined in Section 382 of the Internal Revenue Code. In general, an ownership change occurs if there is a cumulative change in the Company’s “5-percent shareholders” (as defined in Section 382 of the Internal Revenue Code) that increases their ownership in the Company by more than 50 percentage points over the lowest percentage owned by such shareholders at any time during the prior three years, on a rolling basis.

In connection with the adoption of the plan, on March 4, 2019, the Board of Directors declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of the Company’s common stock to holders of record as of the close of business on March 15, 2019. The Rights will become exercisable on the tenth business day subsequent to the date a person or group becomes an “Acquiring Person” after adoption of the plan without meeting certain customary exceptions or a person or group commences or announces an intention to commence a tender or exchange offer pursuant to which it will become an “Acquiring Person”. Under the plan, an “Acquiring Person” is a person or group who acquires, without Board approval, 4.9% or more of the Company’s common stock. Shareholders owning 4.9% or more of SeaChange’s outstanding shares at the time of adoption of the plan are grandfathered in and will only become “Acquiring Persons” if they acquire an additional 0.5% or more of SeaChange’s outstanding shares. In addition, in its discretion, the Board may exempt certain persons whose acquisition of securities is determined by the Board not to jeopardize the availability of the Company’s NOLs or other tax assets and may also exempt certain transactions. In the event a person or group becomes an Acquiring Person, each Right would become exercisable and entitle shareholders (other than 5-percent shareholders or other “Acquiring Persons”) to purchase additional shares of common stock of SeaChange at a significant discount, resulting in significant dilution to the economic interest and voting power of the 5-percent shareholder or “Acquiring Person.”

Generally, the Rights will expire on the earliest of (i) the date on which the Rights are redeemed or exchanged under the plan, (ii) the determination by the Board that the protection of the Company’s tax assets is not required by the plan, (iii) the fifth business day following the filing by the Company of the voting results from the 2019 annual meeting of shareholders should the plan not be approved by the Company’s shareholders, and (iv) March 4, 2022.

Subject to customary limitations, the plan may be amended, redeemed or terminated by the SeaChange Board of Directors at any time prior to being triggered or its expiration.

Additional details regarding the plan are contained in a Form 8-K to be filed by SeaChange with the U.S. Securities and Exchange Commission.

About SeaChange International

For 25 years, SeaChange (Nasdaq: SEAC) has pioneered innovative solutions to help video providers around the world manage and monetize their content. As the video industry rapidly evolves to meet the “anytime, anywhere” demands of today’s viewers, SeaChange’s comprehensive content, business, viewer experience and advertising management solutions provide a mature, network-agnostic, cloud-enabled platform of scalable core capabilities that video service providers, broadcasters, content owners and brand advertisers need to create the personalized, indivisual™ experiences that drive viewer engagement and monetization. For more information, please visit www.seachange.com.

Safe Harbor Provision

Any statements contained in this press release that do not describe historical facts, including with respect to the plan and NOLs, are neither promises nor guarantees and may constitute “forward-looking statements” as that term is defined in the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. Any such forward-looking statements contained herein are based on current assumptions, estimates and expectations, but are subject to a number of known and unknown risks and significant business, economic and competitive uncertainties that may cause actual results to differ materially from expectations. Numerous factors could cause actual future results to differ materially from current expectations expressed or implied by such forward-looking statements, including the risks and other risk factors detailed in various publicly available documents filed by the Company from time to time with the Securities and Exchange Commission (SEC), which are available at www.sec.gov, including but not limited to, such information appearing under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on April 16, 2018 and subsequently filed SEC periodic reports. Any forward-looking statements should be considered in light of those risk factors. The Company cautions readers not to rely on any such forward-looking statements, which speak only as of the date they are made. The Company disclaims any intent or obligation to publicly update or revise any such forward-looking statements to reflect any change in Company expectations or future events, conditions or circumstances on which any such forward-looking statements may be based, or that may affect the likelihood that actual results may differ from those set forth in such forward-looking statements.

Important Additional Information and Where to Find It

The Company, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Company’s 2019 annual meeting of shareholders (the “2019 Annual Meeting”). The Company plans to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the 2019 Annual Meeting (the “2019 Proxy Statement”), together with a WHITE proxy card. STOCKHOLDERS ARE URGED TO READ THE 2019 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of these potential participants, none of whom owns in excess of one percent (1%) of the Company’s outstanding shares of common stock, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2019 Proxy Statement and other materials to be filed with the SEC in connection with the 2019 Annual Meeting. Information relating to the foregoing can also be found in the Company’s definitive proxy statement for its 2018 annual meeting of shareholders (the “2018 Proxy Statement”), filed with the SEC on May 25, 2018. To the extent holdings of the Company’s securities by such potential participants (or the identity of such participants) have changed since the information printed in the 2018 Proxy Statement, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 filed with the SEC.

Shareholders will be able to obtain, free of charge, copies of the 2019 Proxy Statement, any amendments or supplements thereto and any other documents (including the WHITE proxy card) when filed by the Company with the SEC in connection with the 2019 Annual Meeting at the SEC’s website (http://www.sec.gov), at the Company’s website (http://www.seachange.com) or by contacting the Company at 50 Nagog Park, Acton, MA 01720, Attention: General Counsel.

Contact

Mary T. Conway

Conway Communications

781-772-1679

mary.conway@schange.com